UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

Cyber Enviro-Tech, Inc.

Exact name of Registrant as Specified in its Charter

Wyoming	333-267560	86-3601702
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

6991 E. Camelback Road, Suite D-300

Scottsdale, Arizona 85251

Address of Principal Executive Offices, Including Zip Code

307-200-2803

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CETI	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2026, Cyber Enviro-Tech, Inc. (the “Company”), a Wyoming corporation, entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Monroe Street Capital Partners, LP (the “Investor”). Pursuant to the Purchase Agreement, the Company has the right, but not the obligation, to sell to the Investor up to Thirty Million Dollars ($30,000,000.00) (the “Maximum Commitment Amount”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), from time to time during the Commitment Period (as defined below), subject to the terms, conditions, limitations, and procedures set forth in the Purchase Agreement.

Under the Purchase Agreement, the Company may, at its discretion and subject to satisfaction of specified conditions (including the effectiveness of a registration statement covering the resale of the shares issuable thereunder), deliver a Put Notice to the Investor specifying the number of shares of Common Stock (the “Put Shares”) to be purchased by the Investor. Each Put is subject to a minimum of $25,000 (calculated using the Initial Purchase Price) and a maximum of the lesser of $500,000 (calculated using the Initial Purchase Price) or 200% of the Average Daily Trading Value during the seven Trading Days immediately preceding the Put Date (excluding the highest and lowest volume days). The Purchase Price per share for each Put is the lesser of (i) 85% of the lowest traded price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Put Date or (ii) 85% of the lowest traded price of the Common Stock on the Principal Market during the Valuation Period, subject to adjustments. The Valuation Period begins on the Put Date and continues through the date that is five (5) Trading Days immediately following the Clearing Date associated with the applicable Put Notice. The Investor is required to purchase the Put Shares, with delivery of the Put Shares as DWAC Shares on or before 4:30 p.m. Eastern time on the Put Date and payment of the Investment Amount (Purchase Price minus Clearing Costs) due on specified weekly Payment Dates (each Friday, or the next business day if a holiday).

As consideration for entering into the Purchase Agreement, the Company agreed to issue 3,000,000 shares of Common Stock as Initial Commitment Shares to the Investor upon execution of the Purchase Agreement (earned in full and not contingent on any further event). In addition, upon each of the first three Trigger Events (i.e., each time the aggregate gross proceeds received by the Company under the Purchase Agreement increase by $2,500,000), the Company shall issue an additional 3,000,000 Fulfillment Commitment Shares (subject to appropriate adjustments for stock dividends, splits, combinations, etc.). The Investor is entitled to certain protections, including a beneficial ownership limitation of 4.99%, and the Company is subject to customary covenants, including prohibitions on entering into any other Equity Line of Credit or Variable Rate Transaction without the Investor’s prior written consent during the specified periods.

The Purchase Agreement contains customary representations, warranties, covenants, indemnification obligations, and termination provisions. The Commitment Period commences on March 20, 2026, and ends on the earlier of (i) the full draw of the Maximum Commitment Amount, (ii) twenty-four (24) months from the date thereof, (iii) termination by the Company (subject to limitations, including no termination during a Valuation Period or while the Investor holds any Put Shares), (iv) the Registration Statement is no longer effective, or (v) certain bankruptcy or similar events. The provisions addressing indemnification, governing law, arbitration, and certain other matters survive termination.

Concurrently with the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investor. Pursuant to the Registration Rights Agreement, the Company is obligated to file with the Securities and Exchange Commission (the “SEC”) an initial registration statement (the “Registration Statement”) covering the resale by the Investor of the Commitment Shares and any Put Shares issued or issuable under the Purchase Agreement (collectively, the “Registrable Securities”). The Company must file the initial Registration Statement within thirty (30) calendar days after March 20, 2026, and use its reasonable best efforts to cause it to be declared effective by the SEC within ninety (90) calendar days after filing (or earlier if possible). The Company must maintain the effectiveness of the Registration Statement (including through post-effective amendments or new registration statements as necessary) throughout the Registration Period, which continues until the Investor has sold all Registrable Securities and the Maximum Commitment Amount has been fully drawn. The Registration Rights Agreement includes customary provisions regarding prospectus supplements, blue sky qualifications, review and comment rights, indemnification, suspension rights, and remedies for delays or failures in effectiveness or maintenance of effectiveness.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The securities to be issued under the Purchase Agreement and related agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Commitment Shares and any Put Shares will be issued in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Equity Purchase Agreement, dated March 20, 2026, by and between Cyber Enviro-Tech, Inc. and Monroe Street Capital Partners, LP.
10.2	Registration Rights Agreement, dated March 20, 2026, by and between Cyber Enviro-Tech, Inc. and Monroe Street Capital Partners, LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER ENVIRO-TECH, INC.

	By:	/s/ Kim D. Southworth
Date: March 26, 2026	Name:	Kim D. Southworth, Chief Executive Officer